TURKS AND CAICOS ISLANDS


                          ASSIGNMENT AND BILL OF SALE

KNOW ALL MEN BY THE PRESENTS that We, ENERGY TECHNOLOGIES GROUP, INC. of P.O. Box 267, BCM Cape Building, Leeward Highway, Providenciales, Turks and Caicos Islands (herein termed "the Corporation") FOR VALUE RECEIVED, HEREBY ASSIGN, SELL and TRANSFER to XAIBE, INC. (herein termed "the Company" of 13100 Northwest Frwy., Suite 130, Houston, Texas 77040, the following:

     All rights which the Corporation acquired from Polarshield, Inc. as part of an agreement dated October 1, 1999, including, but not limited to, the distribution and manufacturing for the polarized refrigerant oil additive (referenced in U.S. Patent 4,963,280 issued October 16, 1990) outside the territory of the United States.

The Corporation represents that it is transferring the rights that it holds to the Company free and clear of any claims from any party. The Corporation makes no further warranty to the Company except the warranty of title.

Dated this 26th day of Oct. 2000.



Signed by the Donor                             ENERGY TECHNOLOGIES GROUP, INC.
In the presence of



/s/
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